Rule 497(d)
                             FT 340

         Dow Jones Internet Index Securities Portfolio Series

             Supplement to the Prospectus dated April 9, 1999

Notwithstanding anything to the contrary in the Prospectus, in no event will the maximum sales charge exceed 3.0% of the Public Offering Price per Unit.

June 14, 1999